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                                                                    Exhibit 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 10, 2000 included in this Form 10-K, into the Company's previously filed registration statements on Form S-8 (File nos. 333-09165, 333-49231 and 333-90845).



/s/ Arthur Andersen LLP

Chicago, Illinois
March 27, 2000